                                PAYMENT GUARANTY

     THIS PAYMENT GUARANTY (this "GUARANTY") is made and entered into as of this 1st day of July, 1996, by AIMCO PROPERTIES, L.P., a limited partnership duly organized and existing under the laws of Delaware (the "GUARANTOR"), for the benefit of FEDERAL NATIONAL MORTGAGE ASSOCIATION, a corporation duly organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. Section 1716 ET. SEQ. ("CREDIT ENHANCER").

                                    RECITALS

     A. Pursuant to that certain Master Reimbursement Agreement of even date herewith, between Credit Enhancer and OTC Apartments Limited Partnership ("BORROWER"), a limited partnership duly organized and existing under the laws of Florida (such agreement, as the same may be amended, supplemented, or otherwise modified or amended and restated from time to time in accordance with its terms, the "REIMBURSEMENT AGREEMENT"), Credit Enhancer has agreed to provide credit enhancement pursuant to and in accordance with the terms of certain Related Fannie Mae Pass-Through Certificates executed and delivered in connection with certain Mortgage Loans made to Borrower by various issuers and financed. by certain Related Bonds.

     B. Guarantor has an ownership interest in, or is otherwise financially interested in, Borrower and will receive a direct and material benefit from Credit Enhancer's agreement to enter into each of the Related Fannie Mae Pass-Through Certificates and the other Transaction Documents.

     C. Credit Enhancer is willing to enter into the Related Fannie Mae Pass-Through Certificates only if Guarantor agrees to guaranty certain obligations of Borrower under the Reimbursement Agreement, the Reimbursement Mortgages, the other Reimbursement Loan Documents and the other Transaction Documents.

     NOW THEREFORE, in order to induce Credit Enhancer to enter into the Related Fannie Mae Pass-Through Certificates for the benefit of Borrower, and in consideration thereof, Guarantor hereby agrees as follows:

     1. DEFINITIONS. All capitalized terms used in this Guaranty and not defined herein shall have the respective meanings assigned to such terms in the Reimbursement Agreement.

     2. GUARANTY OF PAYMENT. Guarantor irrevocably, absolutely and unconditionally guarantees to Credit Enhancer the full, due and punctual payment of:

          (a) all amounts for which Borrower may at any time be personally liable under subsection 3.11(b) or subsection 3.11(c) of the Reimbursement Agreement, whether for principal, interest or other sums; and

          (b) all amounts that Borrower is obligated to pay pursuant to section 3.1(f) of the Reimbursement Agreement.

This Guaranty is an unconditional guaranty of payment and not of collection, and is in no way conditioned upon any attempt by Credit Enhancer to collect from Borrower. This Guaranty is a continuing guaranty which shall remain in full force and effect until all of the Obligations of Borrower to Credit Enhancer under the Reimbursement Agreement have been paid and performed in full, and Guarantor shall not be released from any obligations to Credit Enhancer under this Guaranty as long as any amount payable or any other obligation owing by Borrower to Credit Enhancer under the Reimbursement Agreement is not satisfied, performed, settled or paid in full. Guarantor's obligations under this Section are hereinafter referred to as the "GUARANTEED OBLIGATIONS."

     3. FORM OF PAYMENT. All payments under this Guaranty shall be made to Credit Enhancer in immediately available funds, without reduction by any recoupment, set-off, counterclaim or cross-claim against Credit Enhancer, in care of the Servicer at the address set forth in Section 15 hereof.

     4. GUARANTOR'S OBLIGATIONS ARE ABSOLUTE. The obligations of Guarantor under this Guaranty shall be absolute and unconditional, shall not be subject to any counterclaim, set-off, recoupment, deduction or defense based upon any claim Guarantor may have against Credit Enhancer or Borrower and shall remain in full force and effect without regard to, and shall not be released, discharged or terminated or in any other way affected by, any circumstance or condition (whether or not Guarantor shall have any knowledge or notice thereof), including without limitation:

     (a) any amendment or modification of, or extension of time for payment of any of the principal of, interest on or other amounts payable under, the Reimbursement Agreement, the Reimbursement Mortgages, any other Reimbursement Loan Document, or any other Transaction Document (except that the liability of Guarantor hereunder shall be deemed to apply to such Transaction Documents as so amended or modified or to the payment of all amounts so extended);

     (b) any exercise or non-exercise by Credit Enhancer of any right, power or remedy taken or in respect of the Reimbursement Agreement, the Reimbursement Mortgages, any other Reimbursement Loan Document, or any other Transaction Document, or any waiver, consent, forbearance, indulgence or other action, inaction or omission by Credit Enhancer under or in respect of the Reimbursement Agreement, the Reimbursement Mortgages, the other Reimbursement Loan Documents or any other Transaction Documents;

     (c) any assignment, sale or other transfer of Borrower's interest in all or any part of the real or personal property which at any time constitutes collateral for the payment of the Guaranteed Obligations including without limitation a conveyance of such property by Borrower to Credit Enhancer by deed in lieu of foreclosure;

     (d) any bankruptcy, insolvency, reorganization, adjustment, dissolution, liquidation or other like proceeding involving or affecting Borrower or Credit Enhancer or their respective properties or creditors, or any action taken with respect to the Reimbursement Agreement, the Reimbursement Mortgages, any other Reimbursement Loan Document or any other Transaction

Document by any trustee or receiver of Credit Enhancer or Borrower, or by any court, in any such proceeding;

     (e) any invalidity or unenforceability, in whole or in part, of any term or provision of the Reimbursement Agreement, the Reimbursement Mortgages, any other Reimbursement Loan Document or any other Transaction Document or Borrower's incapacity or lack of authority to enter into the Reimbursement Agreement, the Reimbursement Mortgages, any other Reimbursement Loan Document or any other Transaction Document;

     (f) any release, compromise, settlement or discharge with respect to all or any portion of Borrower's obligations under the Reimbursement Agreement, the Reimbursement Mortgages, any other Reimbursement Loan Document or any other Transaction Document;

     (g) any acceptance of additional or substituted collateral for payment of the Guaranteed Obligations or any release or subordination of any collateral held at any time by Credit Enhancer as security for the payment of the Guaranteed Obligations;

     (h) any resort to Guarantor for payment of all or any portion of the Guaranteed Obligations, whether or not Credit Enhancer shall have resorted to any collateral securing the Guaranteed Obligations or shall have proceeded against Borrower or any other Person primarily or secondarily liable for the Obligations, it being intended that Credit Enhancer may pursue its rights hereunder at any time or times; or

     (i) any waiver by Credit Enhancer of any breach of the Reimbursement Agreement, the Reimbursement Mortgages, any other Reimbursement Loan Document or any other Transaction Document by Borrower.

     No exercise, delay in exercise or non-exercise by Credit Enhancer of any right hereby given it, no dealing by Credit Enhancer with Borrower, Guarantor or any other Person, no change, impairment or suspension of any right or remedy of Credit Enhancer, and no act or thing which, but for this provision, could act as a release or exoneration of the liabilities of Guarantor hereunder, shall in any way affect, decrease, diminish or impair any of the obligations of Guarantor hereunder or give Guarantor or any other Person any recourse or defense against Credit Enhancer.

     5.   WAIVER. Guarantor unconditionally waives the following:

     (a) notice of acceptance of this Guaranty and notice of any of the matters referred to in Section 4 hereof;

     (b) all notices which may be required by statute, rule of law or otherwise to preserve intact any rights which Credit Enhancer may have against Guarantor under this Guaranty, including without limitation, any demand, proof or notice of non-payment of any of the principal of, interest on or other amounts payable under the Reimbursement Agreement, the Reimbursement Mortgages, any other Reimbursement Loan Document or any other Transaction Document, and notice of any failure on the part of Borrower to perform and comply with any covenant, agreement, term or condition of the Reimbursement Agreement, the Reimbursement Mortgages, any other Reimbursement Loan Document or any other Transaction Document;

     (c) any right to the enforcement, assertion or exercise of any right, power or remedy conferred in the Reimbursement Agreement, the Reimbursement Mortgages, any other Reimbursement Loan Document or any other Transaction Document or otherwise;

     (d) any requirement that Credit Enhancer act with diligence in enforcing its rights under the Reimbursement Agreement, the Reimbursement Mortgages, any other Reimbursement Loan Document or any other Transaction Document or this Guaranty;

     (e) any right to require Credit Enhancer to proceed against or exhaust its recourse against Borrower or any security or collateral held by Credit Enhancer at any time for the payment of the Guaranteed Obligations or to pursue any other remedy in its power before being entitled to payment from Guarantor under this Guaranty or before proceeding against Guarantor;

     (f) any failure by Credit Enhancer to file or enforce a claim against the estate (either in administration, bankruptcy or any other proceeding) of Borrower or any other Person;

     (g) any defense based upon an election of remedies by Credit Enhancer which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor (after payment of the Guaranteed Obligations) to proceed against Borrower for reimbursement, or both;

     (h) any defense based upon any taking, modification or release of any collateral for the Guaranteed Obligations, or any failure to perfect any security interest in, or the taking of, or failure to take any other action with respect to, any collateral securing payment of the Guaranteed Obligations;

     (i) any defense based upon the addition, substitution or release, in whole or in part, of any Person(s), including without limitation another Guarantor, primarily or secondarily liable for or in respect of the Guaranteed Obligations;

     (j) any rights or defenses based upon an offset by Guarantor against any obligation now or hereafter owed to Guarantor by Borrower;

     (k) any defense of the statute of limitations in any action against Guarantor under this Guaranty; and

     (l)  all other notices which may or might be lawfully waived by Guarantor;

it being the intention hereof that Guarantor shall remain liable as principal, to the extent set forth in this Guaranty, until the payment in full of the Guaranteed Obligations, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of Guarantor other than the payment in full of the Guaranteed Obligations. No delay by Credit

Enhancer in exercising any rights and/or powers hereunder or in taking any action to enforce Borrower's obligations under the Reimbursement Agreement, the Reimbursement Mortgages, any other Reimbursement Loan Document or any other Transaction Document shall operate as a waiver as to such rights or powers or in any manner prejudice any and all of Credit Enhancer's rights and powers hereunder against Guarantor. It is the intention of Guarantor under this Guaranty that as long as any of the Guaranteed Obligations remain unsatisfied, the obligations of Guarantor hereunder shall not be discharged except by performance and then only to the extent of such performance.

     6. ELECTION OF REMEDIES. This Guaranty may be enforced from time to time, as often as occasion therefor may arise, and without any requirement that Credit Enhancer must first exercise any rights against Borrower or any other Person or exhaust any remedies available to it against Borrower under the Reimbursement Agreement, the Reimbursement Mortgages, any other Reimbursement Loan Document or any other Transaction Document or against any other Person or resort to any collateral at any time held by it for performance of the Guaranteed Obligations or any other source or means of obtaining payment of any of the Guaranteed Obligations.

     7. EXPENSES. Guarantor agrees to pay all costs and out-of-pocket expenses, including court costs and expenses and the reasonable fees and disbursements of legal counsel incurred by or on behalf of Credit Enhancer or the Servicer in connection with the enforcement of Guarantor's obligations under this Guaranty or the protection of Credit Enhancer's rights under this Guaranty. The covenant contained in this Section shall survive the payment of the Guaranteed Obligations.

     8. CONDITION OF BORROWER. Guarantor is fully aware of the financial condition of Borrower and is executing and delivering this Guaranty based solely upon Guarantor's own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement made by Credit Enhancer. Guarantor represents and warrants that Guarantor is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Borrower's financial condition and any other matters pertinent hereto as Guarantor may desire and Guarantor is not relying upon or expecting Credit Enhancer to furnish to Guarantor any information now or hereafter in Credit Enhancer's possession concerning the same or any other matter. By executing this Guaranty, Guarantor knowingly accepts the full range of risks encompassed within a contract of this type, which risks Guarantor acknowledges.

     9. FURTHER ASSURANCES. Guarantor agrees at any time and from time to time upon request by Credit Enhancer to take or cause to be taken, any action and to execute and deliver any additional documents which in the opinion of Credit Enhancer, may be necessary in order to assure to Credit Enhancer the full benefits of this Guaranty.

     10. SUBORDINATION. Guarantor hereby irrevocably and unconditionally agrees that any claims, direct or indirect, that Guarantor may have by subrogation or other form of reimbursement, against Borrower or to any security or any interest therein, by virtue of this Guaranty or as a consequence of any payment made by Guarantor pursuant to this Guaranty, shall be fully subordinated in time and right of payment to the payment in full of the Guaranteed Obligations and all other obligations of Guarantor to Credit Enhancer under this Guaranty.

     11. NO SUBROGATION. Guarantor shall not have any right of subrogation against Borrower by reason of any payment by Guarantor under this Guaranty.

     12. INSOLVENCY AND LIABILITY OF BORROWER. So long as any of the Guaranteed Obligations are unpaid and this Guaranty is in effect, Guarantor agrees to file all claims against Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in connection with indebtedness owed by Borrower to Guarantor and to assign to Credit Enhancer all rights of Guarantor thereunder up to the amount of such indebtedness. In all such cases the Person or Persons authorized to pay such claims shall pay to Credit Enhancer the full amount thereof to the full extent necessary to pay the Guarantee Obligations and Guarantor hereby assigns to Credit Enhancer all of Guarantor's rights to all such payments to which Guarantor would otherwise be entitled. Notwithstanding the foregoing and except to the extent that any sums owed by Borrower to Credit Enhancer under the Reimbursement Agreement, the Reimbursement Mortgages, any other Reimbursement Loan Document or any other Transaction Document shall have been fully satisfied thereby, the liability of Guarantor hereunder shall in no way be affected by:

     (a) the release or discharge of Borrower in any creditors', receivership, bankruptcy or other proceedings; or

     (b) the impairment, limitation or modification of the liability of Borrower or the estate of Borrower in bankruptcy resulting from the operation of any present or future provisions of the Bankruptcy Code or other statute or from the decision in any court.

     13. PREFERENCES, FRAUDULENT CONVEYANCES, ETC. If Credit Enhancer is required to refund, or voluntarily refunds, any payment received from Borrower because such payment is or may be avoided, invalidated, declared fraudulent, set aside or determined to be void or voidable as a preference, fraudulent conveyance, impermissible setoff or a diversion of trust funds under the bankruptcy laws or for any similar reason, including without limitation any judgment, order or decree of any court or administrative body having jurisdiction over Credit Enhancer or any of its property, or any statement or compromise of any claim effected by Credit Enhancer with Borrower or any other claimant (a "RESCINDED PAYMENT"), then Guarantor's liability to Credit Enhancer shall continue in full force and effect, or Guarantor's liability to Credit Enhancer shall be reinstated, as the case may be, with the same effect and to the same extent as if the Rescinded Payment had not been received by Credit Enhancer, notwithstanding the cancellation or termination of the Reimbursement Agreement, the Reimbursement Mortgages, any other Reimbursement Loan Document or any other Transaction Document. In addition, Guarantor shall pay, or reimburse Credit Enhancer for, all expenses (including all reasonable attorneys' fees, court costs and related disbursements) incurred by Credit Enhancer in the defense of any claim that a payment received by Credit Enhancer in respect of all or any part of the Guaranteed Obligations must be refunded. The provisions of this Section shall survive the termination of this Guaranty and any satisfaction and discharge of Borrower by virtue of any payment, court order or any federal or state law.

     14. WAIVER. Neither this Guaranty nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by Credit Enhancer and Guarantor expressly referring to this Guaranty and to the provisions so changed or limited. No such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of Credit Enhancer in exercising any right under this Guaranty shall operate as a waiver thereof otherwise by prejudicial thereto.

     15. NOTICES. Any demand or notice required or permitted to be given by Credit Enhancer to Guarantor under this Guaranty shall be sufficiently given when sent by certified or registered mail, return receipt requested, OR by overnight courier addressed to the appropriate notice address set forth below. Any of the parties hereto may, by a notice to the other party specifically captioned "Notice of Change of Address pursuant to section 15 of the Payment Guaranty", designate any further or different address to which subsequent notices, certificates or other communications shall be sent without any requirement of execution of any amendment to this Guaranty. Any such notice, certificate or communication shall be deemed to have been given as of the date of actual delivery or the date of failure to deliver by reason of refusal to accept delivery or changed address of which no notice was given pursuant to this Section. The notice addresses are as follows:

          (a)  if to Guarantor:

                    AIMCO PROPERTIES, L.P.
                    1873 South Bellaire Street, 17th Floor
                    Denver, Colorado 80222-4348
                    Attention: Vice Chairman

          (b)  if to Credit Enhancer:

                    if by mail or overnight courier:

                         Fannie Mae
                         3900 Wisconsin Avenue, N.W.
                         Washington, D.C. 20016
                         Attention: Senior Vice President -
                                    Multifamily Activities

                    if by messenger:

                         Fannie Mae
                         3939 Wisconsin Avenue, N.W.
                         Washington, D.C. 20016
                         Attention: Senior Vice President -
                                    Multifamily Activities
                    in each case, with copies to:

                         Fannie Mae
                         Southwest Regional Office
                         Two Galleria Tower
                         13455 Noel Road, Suite 600
                         Dallas, Texas 75240-5003
                         Attention: Vice President -
                         Multifamily Activities

                    and to:

                         Fannie Mae
                         3900 Wisconsin Avenue, N.W.
                         Washington, D.C. 20016
                         Attention: Multifamily Mortgage Operations -
                                    Manager Multifamily Deliveries

                    and with copies to Servicer:

                         GMAC Commercial Mortgage Corporation
                         650 Drescher Road
                         Horsham, PA 19044-8015
                         Attention: Barry Moore

     16.  JURISDICTION, CONSENT TO SERVICE, WAIVER OF JURY TRIAL.

     (a) Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any court in the state of Florida or Federal court of the United States of America sitting in the State of Florida, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or for recognition or enforcement of any judgment, and each of Guarantor and Credit Enhancer hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Florida court or, to the extent permitted by law, in such Federal court. Each of Guarantor and Credit Enhancer agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall effect any right that Credit Enhancer may otherwise have to bring any action or proceeding relating to this Guaranty against Guarantor or its properties in the courts of any jurisdiction.

     (b) Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty in any Federal court or any court in the state of Florida. Each of Guarantor and Credit Enhancer hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each of Guarantor and Credit Enhancer irrevocably consents to service of process in the manner provided for notices in section 15. Nothing in this Guaranty will affect the right of either Guarantor or Credit Enhancer to serve process in any other manner permitted by law.

     (d) GUARANTOR AND CREDIT ENHANCER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND FOR ANY COUNTERCLAIM THEREIN.

     17. WAIVER OF HOMESTEAD OR EXEMPTION RIGHTS. Guarantor waives any and all homestead or exemption rights Guarantor may have under or by virtue of any Constitution or laws of any State of the United States or the State of Florida with respect to the liability and obligation arising under this Guaranty. Guarantor hereby transfers, conveys, and assigns to Credit Enhancer a sufficient amount of any homestead or exemption rights that may be allowed to Guarantor, including any such homestead or exemption rights that may be set apart in bankruptcy, to pay the obligations created by this Guaranty in full, with all costs or collection. Guarantor hereby, directs any party, having possession of such homestead or exemption rights, including a trustee in bankruptcy to deliver to Credit Enhancer a sufficient amount of property or money set apart as exempt to pay Guarantor's obligations arising under this Guaranty.

     18. ASSIGNABILITY BY CREDIT ENHANCER. Credit Enhancer may, without notice to Guarantor, assign or transfer the Obligations of Borrower owed to Credit Enhancer under the Reimbursement Agreement, the Reimbursement Mortgages, any other Reimbursement Loan Document or any other Transaction Document, in whole or in part. In such event, each and every immediate and successive assignee, transferee or holder of all or any part of the Obligations of Borrower under the Reimbursement Agreement, the Reimbursement Mortgages, any other Reimbursement Loan Document or any other Transaction Document shall have the right to enforce this Guaranty, by legal action or otherwise, as fully as if such assignee, transferee, or-holder were by name specifically given such right and power in this Guaranty. Credit Enhancer shall have an unimpaired right to enforce this Guaranty for its benefit as to so much of the Obligations of Borrower under the Reimbursement Agreement, the Reimbursement Mortgages, any other Reimbursement Loan Document or any other Transaction Document, as Credit Enhancer has not sold, assigned or transferred.

     19. GUARANTOR BOUND BY JUDGMENT AGAINST BORROWER. Guarantor shall be conclusively bound with respect to all issues involving or relating to the Guaranteed Obligations, by the judgment in any jurisdiction in any action by Credit Enhancer against Borrower in connection with the Reimbursement Agreement, the Reimbursement Mortgages, any other Reimbursement Loan Document or any other Transaction Document (wherever instituted) as if Guarantor were a party to such action even if not so joined as a party.

     20. COUNTERPARTS. This Guaranty may be signed in one or more counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument.

     21. GOVERNING LAW. This Guaranty shall be construed and enforced in accordance with, and the rights and remedies of the parties hereto shall be governed by, the laws of the

State of Florida without regard to conflicts of law, principles, except to the extent that Federal laws may prevail.

     22. INVALID PROVISIONS. Any provision of this Guaranty that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction and the remaining portion of such provision and all other remaining provisions will be construed to render them enforceable to the fullest extent. Guarantor and Credit Enhancer shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     23. GENERAL PROVISIONS. This Guaranty shall be binding upon the respective heirs, legal representative, successors and assigns of Guarantor, and shall inure to the benefit of Credit Enhancer and its successors and assigns. The descriptive headings of the sections of this Guaranty have been inserted herein for convenience of reference only and shall not define or limit the provisions hereof.

     24. OBLIGATION OF GUARANTOR. Notwithstanding anything herein to the contrary, this Guaranty shall at all times be the sole obligation of the Guarantor and Guarantor's failure to pay or perform all or any of the Guaranteed Obligations shall not entitle Credit Enhancer to recourse against any of Guarantor's shareholders, members, general or limited partners, officers, director's or employees; provided, however, that no provision of this section 24 shall limit, impair or affect any guaranty or similar agreement executed in connection with the Guaranteed Obligations, or otherwise in connection with the Reimbursement Agreement.

        [THE REMAINDER  OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, Guarantor has signed this Guaranty under seal as of the day and year first above written.

                                   GUARANTOR:

                                   AIMCO PROPERTIES, L.P., a Delaware limited partnership

                                   By:  AIMCO-GP, INC., a Delaware corporation,
                                        its sole general partner

                                            By: /s/ Harry Alcock
                                               ----------------------------
                                               Name:  Harry Alcock
                                               Title: Vice President


                                       S-1